EXHIBIT 99.1



                Certification of Periodic Financial Report by
         Chief Executive Officer Pursuant to 18 U.S.C. Section 1350
    as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



I, DeWitt Drew, President and Chief Executive Officer of Southwest Georgia Financial Corporation (the "Company"), certify that:

(1) The Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Company.



                            By:      /s/DeWitt Drew
                                     DeWitt Drew
                                     President and Chief Executive Officer
                                     Southwest Georgia Financial Corporation
August 14, 2002